UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 29, 2015

Date of Report (Date of earliest event reported)

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BB&T Corporation

(Exact name of registrant as specified in its charter)

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Commission file number: 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 29, 2015, BB&T Corporation issued and sold $1,000,000,000 aggregate principal amount of its 2.625% Medium-Term Notes, Series E (Senior), due June 29, 2020 (the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-197375) filed by BB&T Corporation with the Securities and Exchange Commission. In connection with this issuance and sale, the legal opinions of Squire Patton Boggs (US) LLP and Robert J. Johnson, Jr., Senior Executive Vice President, General Counsel, Secretary and Chief Corporate Governance Officer of BB&T Corporation are being filed as Exhibits 5.1 and 5.2, respectively, to this Current Report on Form 8-K.

ITEM 9.01	Financial Statements and Exhibits.
Exhibit No.	Description of Exhibit
5.1	Opinion of Squire Patton Boggs (US) LLP as to the validity of the Notes.
5.2	Opinion of Robert J. Johnson, Jr. as to the validity of the Notes.
23.1	Consent of Squire Patton Boggs (US) LLP (included on Exhibit 5.1).
23.2	Consent of Robert J. Johnson, Jr. (included in Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell
Name:	Cynthia B. Powell
Title:	Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: June 29, 2015